                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934(AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of Commission Only (as permitted by
        Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             STEARNS & LEHMAN, INC.
  -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
  -----------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant) Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11,
        1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        5) Total fee paid:

        ------------------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)  Amount Previously Paid:

        ------------------------------------------------------------------------
        2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        3)  Filing Party:

        ------------------------------------------------------------------------
        4)  Date Filed:

        ------------------------------------------------------------------------

                             STEARNS & LEHMAN, INC.
                                  P.O. Box 1748
                               30 Paragon Parkway
                            Mansfield, Oh 44901-1748

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 10, 2000
--------------------------------------------------------------------------------

The 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Stearns & Lehman, Inc. (the "Company") will be held at the Company's facility, 30 Paragon Parkway, Mansfield, Ohio 44903 on October 10, 2000 at 10:00 A.M., Eastern Standard Time, for the following purposes:

1. To elect four (4) directors to serve until the next Annual Meeting or until their successors are duly elected and qualified; and

2. To transact any other business which properly comes before the meeting or any adjournment thereof.

All Company shareholders of record as of the close of business on August 31, 2000 are entitled to vote at the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any Company shareholder at 30 Paragon Parkway, Mansfield, Ohio, for purposes germane to the Annual Meeting, during normal business hours from August 31, 2000 until the Annual Meeting.

A copy of the Company's annual report for the year ended April 30, 2000 is enclosed.

The accompanying form of proxy is being solicited by the Board of Directors of the Company. Whether or not you plan to attend the Annual Meeting and any adjournment thereof, shareholders are requested to DATE, SIGN AND RETURN THE ENCLOSED PROXY in the return envelope furnished for your convenience. If you attend the Annual Meeting and prefer to vote in person, you can revoke your proxy. We warmly invite you to be present at the meeting.

                                               By order of the Board of
                                               Directors STEARNS & LEHMAN,
                                               INC.

                                                /s/ William C. Stearns
                                               -----------------------------
                                               William C. Stearns, President

Mansfield, Ohio
September 5, 2000

                             STEARNS & LEHMAN, INC.
                                  P.O. Box 1748
                               30 Paragon Parkway
                            Mansfield, Oh 44901-1748

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 10, 2000
--------------------------------------------------------------------------------

THIS PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY SUPPORT A PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF STEARNS & LEHMAN, INC. (THE "COMPANY") FOR USE AT THE OCTOBER 10, 2000 ANNUAL MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENT OF THAT MEETING. This proxy statement and form of proxy, together with the Company's Annual Report for the year ended April 30, 2000 will be sent by the Company by mail to shareholders beginning September 6, 2000.

The form of proxy, when properly signed, dated and returned to the Company, will be voted by the proxies at the Annual Meeting as directed. A proxy returned without direction about business to be transacted at the Annual Meeting will be voted in favor of the election of William C Stearns, Sally A. Stearns, Frank E. Duval, and Carter F. Randolph, Ph.D. to the Board of Directors of the Company. The proxies will use their best judgment regarding other matters that properly come before the Annual Meeting. The Company is not aware of any matters, other than those discussed in this proxy statement, that will be presented at the Annual Meeting.

The Company can conduct business at the Annual Meeting only if holders of a majority of the outstanding common shares of the Company (the "Common Stock") entitled to vote are present, either in person or by proxy. Abstentions will be counted in determining whether a quorum has been reached. Assuming a quorum exists, the affirmative vote of a majority of the Common Stock outstanding as of the close of business on August 31, 2000 is necessary to approve each of the proposed matters to be voted on.

In the event that a quorum is not present at the time the Annual Meeting is convened, a majority in interest of the holders of the Common Stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the Annual Meeting, until holders of the amount of Common Stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Annual Meeting as originally called.

                              REVOCABILITY OF PROXY

Execution of the enclosed form of proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering a later-dated proxy or a written notice of revocation to the Secretary of the Company at the address set forth above or by giving notice of revocation at the Annual Meeting. Shareholders may vote all their eligible shares of Common Stock if they are personally present at the Annual Meeting. When a shareholder votes at the Annual Meeting, his or her vote will revoke any proxy previously granted by the shareholder.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

As of August 31, 2000, the record date, 3,285,865 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. Each share may cast one vote on each separate matter of business properly brought before the Annual Meeting. There are no cumulative voting rights. Only holders of record at the close of business on August 31, 2000 may vote.

Under the rules of Securities and Exchange Commission ("SEC"), boxes and a designated blank space are provided on the form of proxy for shareholders to mark if they wish either to abstain on a proposal presented for shareholder approval or to withhold authority to vote for one or more nominees for election as a director of the Company. Common Stock as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors or toward the election of individual nominees specified on the form of proxy. Abstentions are counted as present for quorum purposes.

Brokers/dealers who hold their customers' Common Stock in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such Common Stock and may vote such Common Stock on routine matters, which, under such rules, typically include the election of directors; but broker/dealers may not vote such Common Stock on other matters without specific instructions from the customer who owns such Common Stock. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count towards the establishment of a quorum.

The following table sets forth certain information, so far as is known to management of the Company, regarding beneficial ownership of Common Stock held of record, as of August 31, 2000, by (i) each shareholder who owns beneficially more than five percent (5%) of the outstanding Common Stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group.

   TITLE OF CLASS            NAME AND ADDRESS OF              AMOUNT AND          PERCENTAGE OF
                             BENEFICIAL OWNER (1)              NATURE OF               CLASS
                                                              BENEFICIAL
                                                             OWNERSHIP (2)
-----------------------------------------------------------------------------------------------
Common Stock, no par       William C. Stearns                  614,391                 18.5%
value                      Director, President and
                           Treasurer
-----------------------------------------------------------------------------------------------
Common Stock, no par       Sally A. Stearns                    631,916                 19.1%
value                      Director, Vice President
                           and Secretary
-----------------------------------------------------------------------------------------------
Common Stock, no par       Frank E. Duval                      125,000 (3)              3.8%
value                      Director
-----------------------------------------------------------------------------------------------
Common Stock, no par       Carter F. Randolph, Ph.D.            63,906 (4)              1.9%
value                      Director
-----------------------------------------------------------------------------------------------
Common Stock, no par       John A. Chuprinko                     2,140 (5)              0.1%
value                      Chief Financial Officer
-----------------------------------------------------------------------------------------------
Common Stock, no par       All Directors and Officers        1,437,353 (6)             43.4%
value                      as a group (5 persons)
-----------------------------------------------------------------------------------------------

(1) The address for all persons listed is 30 Paragon Parkway, Mansfield, Ohio 44903.

(2) Unless otherwise indicated, the named shareholder has sole voting and investment power.

(3) Includes 15,000 shares purchasable on exercise of currently exercisable warrants.

(4) Of such shares, 51,198 are beneficially owned by the Randolph Company, Inc., an Ohio corporation, of which Dr. Randolph owns the controlling interest. The Randolph Company, Inc. and, therefore, Dr. Randolph have full discretionary investment authority over such shares, including the right to vote and sell such shares. Includes 12,708 shares for which Dr. Randolph and his wife, Kathy, have shared voting and investment power. Includes 8,798 shares purchasable on exercise of currently exercisable warrants.

(5) Includes 1,500 shares purchasable on the exercise of currently exercisable stock options.

(6) Includes 25,298 shares purchasable on exercise of currently exercisable warrants and stock options.

                         INDEPENDENT PUBLIC ACCOUNTANTS

During the fiscal year ended April 30, 2000, PricewaterhouseCoopers LLP served as the Company's independent public accountants and in that capacity rendered an opinion on the Company's financial statements as of and the for the fiscal year ended April 30, 2000. The Company annually reviews the selection of the independent public accountants, but has not yet selected the independent public accountants for the current fiscal year.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will be available to respond to appropriate questions and may make a statement if they so desire.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table contains the name, position, and age of each director and executive officer of the Company as of August 31, 2000. Directors are elected to a one year term, to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified or until their earlier resignation, removal from office, or death. The respective background of each director and executive officer is described following the table. Each of the executive officers devotes his or her full-time efforts to the affairs of the Company.

NAME                      POSITION                                                AGE
----                      --------                                                ---
William C. Stearns        President, Treasurer and Director                        47
Sally A. Stearns          Executive Vice President, Secretary and Director         40
John A. Chuprinko         Chief Financial Officer                                  45
Frank E. Duval            Director                                                 56
Carter F. Randolph        Director                                                 44

WILLIAM C. STEARNS - PRESIDENT, TREASURER AND DIRECTOR

William C. Stearns is President, Treasurer and a Director of the Company. Mr. Stearns founded the Company in March of 1988 and has been its President and a Director since that time. Mr. Stearns attended both Cleveland State University and Baldwin-Wallace University and is a member of the Manufacturers' Board of Directors of the National Food Distributors Association and the National Association of Specialty Food Trade. Mr. Stearns is the husband of Sally A. Stearns.

SALLY A. STEARNS - EXECUTIVE VICE PRESIDENT, SECRETARY AND DIRECTOR

Sally A. Stearns graduated from Bowling Green State University in June of 1982 with a Bachelor of Science Degree in Business Administration, with a major concentration in Human Resource Management. From October 1987 to February 8, 1989, she was a senior accountant for Autocall, Inc., a division of Federal Signal located in Shelby, Ohio. From February 18, 1989 to the present Ms. Stearns has served as Executive Vice President, Secretary and a Director of the Company. Ms. Stearns is the wife of William C. Stearns

JOHN A. CHUPRINKO - CHIEF FINANCIAL OFFICER

John A. Chuprinko is a graduate of The Ohio State University, where he obtained a Bachelor of Science Degree in accounting, and the United States Navy Supply School in Athens, Georgia. Mr. Chuprinko was hired as the Chief Financial Officer of the Company on January 10, 1996 and is a Certified Public Accountant. Mr. Chuprinko is a member and past President of the Knox County, Ohio Airport Advisory Board and is a member and past Chairman of the Marion Technical College Accounting Advisory Committee. From October 1994 to January 1996, Mr. Chuprinko served as the Chief Financial Officer and Treasurer of Na-Churs Plant Food Company, a national manufacturing company with $18,000,000 in sales, located in Marion, Ohio. Prior to that position, Mr. Chuprinko was the Controller at Na-Churs Plant Food Company and Controller at The J.E. Grote Company, Incorporated in Blacklick, Ohio.

FRANK E. DUVAL - DIRECTOR

Mr. Duval has served as a Director of the Company since January 3, 1995. Mr. Duval has been the President of J&S Capital, Inc. since 1990 where he oversees a portfolio of real estate, limited partnership and stock and bond investments. Mr. Duval has a Bachelor of Science Degree in Education from the University of Buffalo. From 1979 to 1990, Mr. Duval served as President and Chief Executive Officer of International Automated Machines, Inc., a manufacturer of single service and portion control condiments. From 1973 to 1979, he served as President and Chief Executive Officer of United Wild Rice, Inc. Prior to 1973, Mr. Duval held various sales and marketing management positions with Ralston Purina, Wm. Underwood Company and Scott Paper Company. Mr. Duval is a member of the Board of Directors' Audit Committee.

CARTER F. RANDOLPH, PH.D. - DIRECTOR

Dr. Randolph, was appointed as a Director of the Company on March 29, 1996. Since 1987, Dr. Randolph has been the President of The Randolph Company, Inc. where he is responsible for the management of pension plans, foundations and trusts. From 1989 to the present, Dr. Randolph has been Executive Vice President and Trustee of the Green Acres Foundation where he is responsible for management, including all aspects of organization and operation of the private nonprofit foundation. Dr. Randolph has experience in the areas of estate planning, tax planning, IRS audit management, investment management, real estate management, farm management and property management. Dr. Randolph is also Chairman and Chief Executive Officer of Planet Products and Apex Machine Design. Planet Products is a manufacturing company focused on precision machining, food processing automation and precision packaging. Apex Machine Design is an engineering firm oriented on the design of factory automation machines and lines. Dr. Randolph currently serves on the Board of Directors of Cintech Tele-Management Systems, Inc. Dr. Randolph is a member of the Board of Directors' Audit Committee.

                              SIGNIFICANT EMPLOYEES

PHYLLIS J. THOMAS

Ms. Thomas, age 46, has been employed by the Company since November 1993 and currently is the Assistant Vice-President of Corporate Affairs. Ms. Thomas is the Company's principal liaison with Starbucks and is a graduate of Ashland University with a Bachelor of Science Degree in Business Administration. Prior to working for the Company, Ms. Thomas was a promotion specialist for R.J.R. Nabisco from 1990 to 1993.

JAMIE L. DAY

Mr. Day, age 30, is a graduate of The Ohio State University with a Bachelor of Science Degree in Business Administration and has been employed by the Company since January 1999. Mr Day currently is the National Sales Manager. Prior to working for the Company, Mr. Day owned and operated Tropic Thirst, a frozen beverage distribution company located in California.

JAMES E. POWERS

Mr. Powers, age 26, has been employed by the Company since May 1996. Mr. Powers currently is the Director of Operations. Mr. Powers started with the Company as its Maintenance Manager and was then promoted to Production Manager in 1998. He assumed his current responsibility in June 1999. Prior to working for the Company, Mr. Powers was a Maintenance Technician enrolled in a management trainee program at Hedstrom Corporation located in Mansfield, Ohio.

                              FAMILY RELATIONSHIPS

Except for Mr. and Mrs. Stearns, there are no family relationships among the directors and executive officers of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

William C. Stearns, the President, Treasurer and a Director of the Company, owned a twin engine airplane which he regularly used for Company business up to and including August 3, 1999. The Company paid Corporate Flight Services, a sole proprietorship of Mr. Stearns, $315 per hour for the use of the airplane. During the fiscal years ended April 30, 2000 and 1999, Corporate Flight Services was paid $18,714 and $48,049, respectively, pursuant to this arrangement. As of August 3, 1999, this arrangement was terminated.

The Company carries and pays the premium for a "key man" life insurance policy on Mr. Stearns in the amount of $1,000,000, and as one of the named beneficiaries, the Company is entitled to ninety (90%) of the benefits of such policy. Sally A. Stearns is the other named beneficiary of Mr. Stearns' insurance policy and is entitled to ten percent (10%) of the benefits of such insurance policy. The Company also carries and pays the premium for a "key man" life insurance policy on

Ms. Stearns, the Vice President, Secretary and a Director of the Company, in the amount of $500,000 and is entitled to eighty percent (80%) of the benefits of such policy. William C. Stearns is the other named beneficiary of Ms. Stearns' policy and is entitled to receive the remaining twenty percent (20%) of the benefits of such insurance policy.

                       MEETINGS OF THE BOARD OF DIRECTORS

The Company's Board of Directors met four times during the fiscal year ended April 30, 2000. All directors were present at these meetings.

                                   COMMITTEES

The Company's Board of Directors has an Audit Committee that is comprised of three directors, of which two would be considered independent and are not officers of the Company. The composition of the Audit Committee is in compliance with NASDAQ Stock Market(sm) requirements for issuers that file reports under SEC Regulation S-B and operates under a written charter adopted by the Board of Directors on June 7, 2000 (see Appendix A attached hereto).

During fiscal year ended April 30, 2000, the Audit Committee met twice to review and discuss with management and PricewaterhouseCoopers LLP the audited financial statements for the fiscal year ended April 30, 1999 and to recommend the retention of PricewaterhouseCoopers LLP as the independent public accountants for the Company for the fiscal year ended April 30, 2000.

On July 7, 2000, the Audit Committee met with management and PricewaterhouseCoopers LLP to review and discuss the audited financial statements for the fiscal year ended April 30, 2000. The Audit Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. The discussions with PricewaterhouseCoopers LLP included matters required by the Statement on Auditing Standards No. 61 (Communications with Audit Committees) and their independence from the Company. In addition, the Audit Committee has also received from PricewaterhouseCoopers LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Based on the reviews and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB. The members of the Audit Committee are:

  Frank E. Duval         Carter F. Randolph, Ph.D.       Sally A. Stearns.

The Board of Directors does not have a Compensation Committee. William C. Stearns and Sally A. Stearns, both executive officers of the Company, are directors and participated in deliberations of the Company's Board of Directors concerning executive compensation. The Board of Directors does not have a Nominating Committee. Frank E. Duval and Carter F. Randolph, Ph.D. are members of the Stock Option Committee.

                             EXECUTIVE COMPENSATION

The following table and notes set forth information regarding remuneration of the only officer of the Company whose total annual salary and bonus during the fiscal year ended April 30, 2000 exceeded $100,000:

NAME OF INDIVIDUAL        FISCAL                                             ALL OTHER
POSITION                   YEAR             SALARY ($)    BONUS ($)       COMPENSATION ($)
------------------------------------------------------------------------------------------
William C. Stearns,        2000             $125,000      $10,000            $123 (1)
President                  1999             $109,635      $     0            $123 (1)
                           1998             $104,000      $     0            $123 (1)
                           1997             $104,000      $     0            $123 (1)
                           1996             $127,500      $     0            $115 (1)
------------------------------------------------------------------------------------------

(1) The Company carries and pays the premium on a "key man" life insurance policy on Sally A. Stearns in the amount of $500,000 and is entitled to eighty percent (80%) of the benefits of such a policy. Mr. Stearns is the other named beneficiary of this policy and is entitled to receive the remaining twenty percent (20%) of the benefits of such insurance policy. For the fiscal years ended April 30, 2000 through 1997 and 1996, the premium value of this benefit to Mr. Stearns was $123 and $115, respectively.

                             DIRECTORS COMPENSATION

The independent Directors of the Company receive cash compensation of $1,000 per meeting for serving on the Board of Directors, and are reimbursed reasonable expenses incurred while attending these meetings. Frank E. Duval and Carter F Randolph, Ph.D. each received $4,000 for attending Board of Directors meetings for the fiscal year ended April 30, 2000. The Company has agreed to pay $15,000 to each of the independent Directors for services rendered during a calendar year, on a pro rata basis for the actual time served as a Director during such calendar year. Frank E. Duval and Carter F. Randolph, Ph.D. each received $15,000 on January 20, 2000 for services rendered in calendar year 1999.

                                STOCK OPTION PLAN

At the Company's Annual Meeting of Shareholders held on March 31, 1994, the Company adopted the 1994 Stock Option Plan (the "Plan"). The shares of Common Stock that may be issued upon the exercise of options granted under the Plan shall not exceed 275,000 shares in the aggregate. The options granted under the Plan may be designed as "incentive stock options" or "non-qualified stock options", at the discretion of the committee designated by the Board of Directors of the Company to administer the Plan. The option price of "non-qualified stock options" shall not be less than 100% of the fair market value of a share of Common Stock on the effective date of the grant. The option price for "incentive stock options" shall not be less than 110% of the fair market value of a share of Common Stock on the effective date of the grant. As of April 30, 2000, 17,000 options have been granted.

                 COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and persons who beneficially own more than ten percent (10%) of the Common Stock and are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Carter F. Randolph failed, on a timely basis, to file a Form 4 detailing the transfer of Common Stock to his spouse.

                       EXPENSE AND MANNER OF SOLICITATION

The expenses of the solicitation of the proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, form of proxy, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, solicitation may be made in person or by telephone by officers, directors or regular employees of the Company (none whom have been employed to specifically solicit shareholders).

                                  ANNUAL REPORT

The Annual Report on Form 10-KSB for the Company for the year ended April 30, 2000 is enclosed herewith but is not a part of the proxy solicitation material.

                                   PROPOSAL 1
                       ELECTION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has nominated William C. Stearns, Sally A. Stearns, Frank E. Duval, and Carter F. Randolph, Ph.D., all members of the existing Board of Directors, for election to the Board of Directors of the Company. Each of these nominees was elected to the Board of Directors at the Company's 1999 Annual Meeting of Shareholders.

A proposal to elect William C. Stearns, Sally A. Stearns, Frank E. Duval, and Carter F. Randolph, Ph.D. to the Company's Board of Directors will be presented to the shareholders at the Annual Meeting. Each director to be elected will hold office until the next annual meeting of shareholders of the Company and until his or her successor is elected and has qualified, or until such director's earlier resignation, death or removal. The nominees receiving the highest number of votes, up to the number of directors to elected, will be elected.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE FOR THE ELECTION OF WILLIAM C. STEARNS, SALLY A. STEARNS, FRANK E. DUVAL, AND CARTER F. RANDOLPH, PH.D. TO THE COMPANY'S BOARD OF DIRECTORS.

                              SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with SEC regulations and the Company's Code of Regulations. Should a shareholder wish to have a proposal appear in the Company's proxy statement for next year's annual meeting, under the regulations of the SEC, it must be received by the Secretary of the Company at P.O. Box 1748, 30 Paragon Parkway, Mansfield, Ohio 44901-1748 on or before May 8, 2001. If a shareholder intends to present a proposal at next year's annual meeting but does not intend to seek the inclusion of such proposal in the Company's proxy statement, such proposal must be received by the Company prior to July 24, 2001, or the Company's management proxies will be entitled to use their discretionary voting authority should such proposal be raised without any discussion of the matter in the proxy statement.

                                 OTHER BUSINESS

All items of business to be brought before the Annual Meeting are set forth in this proxy statement. Management knows of no other business to be presented. If other matters of business not presently known to management are properly raised at the Annual Meeting, the proxies will vote on the matters in accordance with their best judgment.

NOTE: SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND PROMPTLY
RETURN THE ENCLOSED PROXY, USING THE ENCLOSED ENVELOPE.

                       APPENDIX A: STEARNS & LEHMAN, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.    PURPOSE

         The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

         o Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.
         o Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation.
         o Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

         The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

I.    COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. For NASD there are exceptions for Small Business filers having a non-independent director (See NASD Rule 4310).

         The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

II.   MEETINGS

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.4 below.

III.  RESPONSIBILITIES AND DUTIE

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter.

2. Review with management and the independent accountants the Corporation's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

3. Review with management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Independent Accountants
-----------------------

4. Review the performance of the independent accountants an make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountants' review of the financial statements and controls of the Corporation. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5.       Oversee independence of the accountants by:

         o receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");
         o reviewing, and actively discussing wit the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and
         o recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence. 1. Based on the review and discussions referred to in section IV.2 and IV.5, the Audit Committee shall determine whether to recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Financial Reporting Process
---------------------------

2. In conjunction with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.
3. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.
4. Establish regular systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to required information.
5. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

Legal Compliance/General
------------------------

6. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.
7. Report through its Chairperson to the Board following meetings of the Audit Committee.
8. Maintain minutes or other records of meetings and activities of the Audit Committee.

                             STEARNS & LEHMAN, INC.
                                  P.O. Box 1748
                               30 Paragon Parkway
                            Mansfield, Oh 44901-1748


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints each of Sally A. Stearns and Frank E. Duval as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the common shares of Stearns & Lehman, Inc. (the "Company") held of record by the undersigned on August 31, 2000, at the Annual Meeting of shareholders to be held on October 10, 2000, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN ITEM 1.

ITEM 1 - ELECTION OF DIRECTORS

       [ ]  FOR all nominees    [ ]  WITHHOLD AUTHORITY for all nominees

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                 WILLIAM C. STEARNS                  SALLY A. STEARNS
                 FRANK E. DUVAL                      CARTER F. RANDOLPH, PH.D.

The common shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in Item 1.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

Please complete, sign, date and return the proxy promptly, using the enclosed envelope.

                                        Signature
Signature:                              if held jointly:
           -----------------------                       -----------------------

Date:                                   Name (Printed)
           -----------------------                       -----------------------

Please sign and print name exactly as name appears on certificate evidencing your common shares. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             STEARNS & LEHMAN, INC.
                                  P.O. Box 1748
                               30 Paragon Parkway
                            Mansfield, Oh 44901-1748

           BALLOT FOR ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 10, 2000

The undersigned holder of common shares of Stearns & Lehman, Inc. (the "Company) hereby votes all of the common shares of the Company which the undersigned is entitled to vote, as a result of being the shareholder of record on August 31, 2000, at the Annual Meeting of shareholders of the Company held on October 10, 2000 as follows:

ITEM 1 - ELECTION OF DIRECTORS

         [ ]  William C. Stearns                           [ ]

         [ ]  Sally A. Stearns                             [ ]

         [ ]  Frank E. Duval                               [ ]

         [ ]  Carter F. Randolph, Ph.D.                    [ ]


                                        Signature
Signature:                              if held jointly:
              -----------------------                    -----------------------


Printed name:                           Printed name:
              -----------------------                    -----------------------


Please sign and print exactly as name appears on certificate evidencing your common shares. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.